UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 9, 2024 (May 7, 2024)

AvePoint, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-39048	83-4461709
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

525 Washington Blvd, Suite 1400 Jersey City, NJ (Address of principal executive offices)	07310 (Zip Code)

Registrant’s telephone number, including area code: (201) 793-1111

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock per share	AVPT	The Nasdaq Global Select Market
Warrants exercisable for one share of Common Stock at an exercise price of $11.50 per share	AVPTW	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 7, 2024, AvePoint, Inc., a Delaware corporation, (the “Company”) held its 2024 annual meeting of stockholders (the “Meeting”). The Company filed its proxy statement related to the Meeting (the “Proxy Statement”) on March 19, 2024, in which the time, location, and procedures of the Meeting were disclosed, as well as the matters to be voted on at the Meeting, the mechanisms by which voting and quorum would be calculated, and the number of votes necessary to approve such matters.

At the Meeting, stockholders considered and approved, among other things, Proposal 5 - Adoption of the Third Amended and Restated Certificate of Incorporation to Reflect New Delaware Law Provisions Regarding Exculpation of Officers (the “Charter Proposal”), which is described in greater detail in the Proxy Statement.

The Third Amended and Restated Certificate of Incorporation of the Company (the “Certificate of Incorporation”), which became effective upon filling with the Secretary of State of the State of Delaware on May 7, 2024, includes the amendment proposed in the Charter Proposal.

A copy of the Certificate of Incorporation is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

At the Meeting, stockholders (i) re-elected two directors, Xunkai Gong and Jeff Teper, to serve as Class III directors on the Company’s board of directors (the “Board”) until the 2027 annual meeting of stockholders or until their successors are duly elected and qualified, (ii) approved, on a non-binding advisory basis, the compensation of the Company's named executive officers, (iii) voted for future votes on the compensation of the Company's named executive officers to occur annually, (vi) ratified the selection by the Board's audit committee of Deloitte & Touche LLP to serve as the Company’s independent registered public accounting firm for the 2024 fiscal year, and (v) approved the adoption of the Third Amended and Restated Certificate of Incorporation, as discussed above in Item 5.03.

Set forth below are the final voting results for each of the proposals:

Proposal No. 1 - Election of Directors

Director Name	FOR	WITHHELD	BROKER NON-VOTES
XUNKAI GONG	143,771,437	4,939,725	11,346,618
JEFF TEPER	123,638,279	25,072,883	11,346,618

Proposal No. 2 - APPROVAL, ON A NON-BINDING ADVISORY BASIS, OF exeCUTIVE COMPENSATION

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
147,953,281	418,534	339,347	11,346,618

Proposal No. 3 - ADVISORY VOTE ON FREQUENCY OF VOTE ON EXECUTIVE COMPENSATION

1 YEAR	2 YEARS	3 YEARS	ABSTAIN	BROKER NON-VOTES
147,699,713	37,260	935,456	38,733	11,346,618

Based on the voting results for this proposal, the Company has elected at this time to hold future advisory votes on executive compensation on an annual basis, until the next stockholder advisory vote on the frequency of executive compensation.

Proposal No. 4 - RATIFICATION OF DELOITTE & TOUCHE LLP AS INDEPENDENT REGISTERED PUBLIC ACCOUNTANT

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
159,867,648	67,952	122,180	N/A

Proposal No. 5 - APPROVAL OF THE ADOPTION OF THE THIRD AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
145,591,360	3,017,260	102,542	11,346,618

Item 9.01	Financial Statement and Exhibits.

(d) Exhibits.

Incorporated by Reference
Exhibit Number	Description	Schedule/ Form	File No.	Exhibit	Filing Date	Filed Herewith
3.1	Third Amended and Restated Certificate of Incorporation					X
104	Cover Page Interactive Data File (embedded with the Inline XBRL document)					X

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AvePoint, Inc.

Dated: May 9, 2024
	By:	/s/ Brian Michael Brown
Brian Michael Brown
Chief Legal and Compliance Officer, Secretary

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